Tuesday May 4, 9:02 am Eastern Time

Company Press Release

SOURCE: Internet Stock Market Resources, Inc.

Internet Stock Market Resources, Inc. Announces Two New Clients:
First Florida Communications, Inc., And Sunpoint Securities, Inc.

ST. PETERSBURG, Fla., May 4 /PRNewswire/ -- Internet Stock Market Resources, Inc. (OTC Bulletin Board: ISMR - news) is announcing the addition of First Florida Communications (OTC Bulletin Board: FFCI - news) and Sunpoint Securities (OTC Bulletin Board: SNPC - news) to its listed member organization.

First Florida Communications, Inc. is rapidly growing as a management holding company specializing in fully integrated communications companies including wireless cable & network broadcasting. The following companies represent current subsidiaries: Summit Advertising, MB Broadcasting, Fiera.Com, American Wireless Co., Paradise International, and Specialized Mobile, Radio & Digital Communications (SMR). For on-line investor information on FFCI go to: http://www.internetstockmarket.com/corpprof/f/ffci.html. For general investor relations call: 954-351-9070

Sunpoint Securities, Inc., is a self-clearing broker/dealer built on ten years of dramatic growth. The company services over 200 registered representatives throughout the United States. Products and services of Sunpoint include stocks, bonds, options, mutual funds, fixed and variable annuities, life insurance, federally insured CDs and retirement funds for both individual and corporate entities. For on-line investor information on Sunpoint go to: http://www.internetstockmarket.com/corpprof/s/snpc.html. For general investor relations contact: Charlene Akins, 903-759-3530, ext. 313 or cakins@sunpoint.com.

Internet Stock Market Resources, Inc. is an information exchange and web destination of choice for investors, researchers, analysts, brokers, media, etc. to obtain rapid up-to-date information on publicly traded companies. All information is supplied by the companies upon becoming a member of ISMR and paying necessary fees to ISMR. Stock information and related financial material is included by ISMR at no extra charge.

Additional clients of Internet Stock Market Resources, Inc. who receive on-line investor relations services include: ALYA International Inc., (OTC Bulletin Board: ALYA - news), Fonix Corp (Nasdaq: FONX - news), Alpha Bytes (OTC Bulletin Board: ABYT - news); iVision Group (OTC Bulletin Board: IVIG - news), Vital Living Products, dba American Water Service (OTC Bulletin Board:
VLPI - news), Steriodogenesis Inhibitors Intl (OTC Bulletin Board: STGI -
news), Viking Capital Group Inc. (OTC Bulletin Board: VGCP - news), AltaChem Pharma (Alberta : AAF.AL - news), FiberCore, Inc. (OTC Bulletin Board: FBCE
- news).

Internet Stock Market Resources, Inc., herewith states that no other company mentioned in this release is related to Sunpoint Securities or First Florida Communications, nor is any company mentioned in this release related to Internet Stock Market Resources, Inc. except through normal business relationships. For information regarding Internet Stock Market Resources, Inc., please contact: Budd Morris, Pres. Ph: 727.896.9696 or e-mail morrisb@internetstockmarket.com.

SAFE HARBOR -- The Private Securities Litigation Reform Act of l995 provides a "safe harbor" for forward-looking statements. Certain information included in this Press Release (as well as information in oral statements or other written statements made by or to be made by Internet Stock Market Resources, Inc.) contain statements that are forward-looking, such as statements relating to the future anticipated development activities, plans for future expansion, various activities, planned capital expenditures, future funding sources, anticipated sales growth and potential contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future, and accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of Internet Stock Market Resources, Inc. These risks and uncertainties include, but are not limited to, those relating to development and expansion activities, dependenceon existing management, financing activities, domestic and global economic conditions, change in Federal or state laws and market competition factors.

SOURCE: Internet Stock Market Resources, Inc.